TARGET PORTFOLIO TRUST

Supplement dated June 19, 2008 to the Prospectus dated December 31, 2007

The table at the top of the back cover of the Prospectus for Target Portfolio Trust (“the Fund”) is hereby deleted and replaced with the following:

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
• MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940	• OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940
• TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S)	• TELEPHONE (800) 778-8769
• WEBSITE www.prudential.com

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